UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) – February 15, 2006
Commission File Number 0-23320
OLYMPIC STEEL, INC.
(Exact name of registrant as specified in its charter)

Ohio	34-1245650

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5096 Richmond Road, Bedford Heights, Ohio	44146

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (216) 292-3800
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On February 15, 2006, Olympic Steel, Inc. reported its operating results for the fiscal quarter and year ended December 31, 2005. The Press Release is attached hereto as Exhibit 99.1.
The information, including EXHIBIT 99.1 is furnished pursuant to Item 2.02, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of Olympic Steel, Inc.’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such filing.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.

Exhibit No.
99.1	Press release of the Company dated February 15, 2006
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLYMPIC STEEL, INC.
Date: February 15, 2006	By:	/s/ RICHARD T. MARABITO
Richard T. Marabito
Chief Financial Officer (Principal Accounting Officer)

Exhibit Index
99.1	Press Release dated February 15, 2006

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